Asset Backed Securities Portfolio Analysis
Encore
2005-4
Fixed Rate Loans
838 records

Selection Criteria: Fixed Rate Loans
Table of Contents
  Summary
  Principal Balance at Origination
  Remaining Principal Balance
  Fico Scores
  Original Term
  Remaining Term
  Property Type
  Occupancy Status
  Loan Purpose
  Original Loan to Value Ratio
  Geographic Distribution By Balance
  Documentation
  Mortgage Rate
  Original Number of Months to Expiration Of Prepayment Penalty Term
  Loan Type
  Credit Grade
  Lien Position

1. Summary

Current Balance: 170,016,955.73
Number of Loans: 838
Avg Current Balance: 202,884.20
Interest Only Loans: 7.81
Fixed Rate Loans: 100.00
ARM: 0.00
WA Coupon: 6.835
WA Margin: 0.000
WA Max Rate: 0.000
WA Initial Adjustment Cap: 0.000
WA Periodic Cap: 0.000
WA Original LTV: 75.99
WA Original CLTV: 76.20
WA Original Term: 351
WA Remaining Term: 350
NZ WA FICO: 662
Owner Occupied: 95.07
Prepayment Penalty Percentage: 83.54
First Lien %: 100.00
Second Lien %: 0.00
Top 5 States: CA(28.28%),FL(15.39%),NY(6.80%),VA(5.97%),MD(5.01%)
Conforming by Balance: 78.05

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2. Principal Balance at Origination

Principal Balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
25,001 - 50,000	9	$450,000.00	0.26%	609	43.03%	7.489%	100.00%
50,001 - 75,000	45	2,957,275.00	1.74	612	61.68	7.468	92.77
75,001 - 100,000	79	7,062,072.00	4.15	623	75.20	7.743	89.75
100,001 - 125,000	107	12,054,206.00	7.08	639	73.76	7.306	92.73
125,001 - 150,000	103	14,193,010.00	8.34	626	72.04	7.233	96.11
150,001 - 175,000	88	14,414,424.00	8.47	642	73.45	7.153	93.18
175,001 - 200,000	78	14,636,375.00	8.60	656	75.61	6.883	93.46
200,001 - 250,000	105	23,318,314.00	13.70	664	73.55	6.738	96.14
250,001 - 300,000	84	23,066,775.00	13.56	664	78.31	6.747	95.24
300,001 - 400,000	71	24,690,709.00	14.51	685	79.19	6.522	98.74
400,001 - 500,000	50	22,376,815.00	13.15	688	79.42	6.469	94.42
500,001 - 600,000	14	7,609,000.00	4.47	707	79.06	6.402	93.13
600,001 - 700,000	4	2,582,500.00	1.52	704	78.09	6.310	100.00
700,001 or greater	1	743,750.00	0.44	673	85.00	6.340	100.00
Total:	838	$170,155,225.00	100.00%	662	75.99%	6.835%	95.07%

Minimum Original Balance: 50,000
Maximum Original Balance: 743,750
Average Original Balance: 203,049

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3. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
25,001 - 50,000	9	$449,128.82	0.26%	609	43.03%	7.489%	100.00%
50,001 - 75,000	45	2,952,871.82	1.74	612	61.68	7.468	92.77
75,001 - 100,000	79	7,056,866.40	4.15	623	75.20	7.743	89.75
100,001 - 125,000	107	12,043,356.64	7.08	639	73.76	7.306	92.73
125,001 - 150,000	103	14,182,357.81	8.34	626	72.04	7.233	96.11
150,001 - 175,000	88	14,403,069.78	8.47	642	73.45	7.153	93.18
175,001 - 200,000	78	14,625,917.35	8.60	656	75.61	6.883	93.46
200,001 - 250,000	106	23,549,550.84	13.85	665	73.45	6.730	96.18
250,001 - 300,000	83	22,796,477.89	13.41	663	78.47	6.755	95.19
300,001 - 400,000	71	24,672,154.27	14.51	685	79.19	6.522	98.74
400,001 - 500,000	50	22,359,968.82	13.15	688	79.42	6.469	94.42
500,001 - 600,000	14	7,600,887.53	4.47	707	79.06	6.402	93.13
600,001 - 700,000	4	2,581,291.31	1.52	704	78.09	6.310	100.00
700,001 or greater	1	743,056.45	0.44	673	85.00	6.340	100.00
Total:	838	$170,016,955.73	100.00%	662	75.99%	6.835%	95.07%

Minimum Remaining Balance: 49,540
Maximum Remaining Balance: 743,056
Average Remaining Balance: 202,884

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4. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
501 - 525	13	$1,359,864.47	0.80%	516	68.38%	8.707%	100.00%
526 - 550	33	4,642,615.32	2.73	540	66.80	8.372	100.00
551 - 575	54	7,601,284.14	4.47	563	70.85	7.756	95.01
576 - 600	77	11,367,964.36	6.69	590	74.96	7.248	100.00
601 - 625	123	20,678,779.90	12.16	615	74.95	7.167	97.77
626 - 650	137	27,323,427.15	16.07	638	78.92	6.959	96.91
651 - 675	123	27,593,118.84	16.23	663	76.25	6.667	94.14
676 - 700	104	22,946,184.48	13.50	687	76.05	6.563	93.36
701 - 725	76	20,263,635.87	11.92	713	78.54	6.419	93.97
726 - 750	44	12,247,514.34	7.20	735	76.40	6.329	91.27
751 - 775	33	9,251,128.33	5.44	762	75.04	6.418	93.92
776 - 800	16	3,917,120.03	2.30	786	75.18	6.322	86.63
801 - 825	5	824,318.50	0.48	805	66.19	6.488	78.53
Total:	838	$170,016,955.73	100.00%	662	75.99%	6.835%	95.07%

Minimum FICO: 501
Maximum FICO: 808
WA FICO: 662

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5. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
61 - 120	4	$595,265.94	0.35%	643	56.93%	6.709%	100.00%
121 - 180	36	4,692,529.66	2.76	639	68.02	7.259	86.12
181 - 240	29	3,781,847.31	2.22	660	71.32	6.869	96.08
241 - 300	4	1,080,768.43	0.64	685	80.88	6.667	81.52
301 - 360	765	159,866,544.39	94.03	663	76.37	6.823	95.38
Total:	838	$170,016,955.73	100.00%	662	75.99%	6.835%	95.07%

Minimum Original Term: 120
Maximum Original Term: 360
WA Original Term: 351

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6. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
180 or less	40	$5,287,795.60	3.11%	639	66.77%	7.197%	87.68%
181 - 348	33	4,862,615.74	2.86	665	73.44	6.824	92.84
349 - 360	765	159,866,544.39	94.03	663	76.37	6.823	95.38
Total:	838	$170,016,955.73	100.00%	662	75.99%	6.835%	95.07%

Minimum Remaining Term: 118
Maximum Remaining Term: 360
WA Remaining Term: 350

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7. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
SFR	704	$140,712,291.65	82.76%	659	76.09%	6.854%	95.77%
Detached PUD	52	11,508,003.79	6.77	662	79.32	6.744	96.20
2-Unit	24	5,974,565.77	3.51	709	69.43	6.557	87.83
Attached PUD/Townhome	18	3,566,911.19	2.10	665	80.79	7.096	83.21
Low-Rise Condo (1-4 Stories)	24	3,563,955.28	2.10	657	73.12	6.906	92.51
3-Unit	9	2,854,296.18	1.68	699	72.70	6.380	93.24
4-Unit	5	1,545,154.79	0.91	691	68.97	6.738	100.00
High-Rise Condo (5+ Stories)	2	291,777.08	0.17	669	76.26	7.656	31.53
Total:	838	$170,016,955.73	100.00%	662	75.99%	6.835%	95.07%

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8. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
OOC	791	$161,636,992.24	95.07%	661	76.08%	6.820%	100.00%
Non-Owner Occ	44	7,733,435.28	4.55	686	74.49	7.155	0.00
2nd Home	3	646,528.21	0.38	750	70.46	6.739	0.00
Total:	838	$170,016,955.73	100.00%	662	75.99%	6.835%	95.07%

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9. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Refi-Cash Out	710	$145,482,032.25	85.57%	661	75.12%	6.784%	95.66%
Refi-Rate/Term	87	15,227,473.51	8.96	666	78.34	6.838	90.71
Purchase	41	9,307,449.97	5.47	678	85.79	7.621	93.05
Total:	838	$170,016,955.73	100.00%	662	75.99%	6.835%	95.07%

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10. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50.00 or less	83	$12,028,141.25	7.07%	666	39.50%	6.633%	92.95%
50.01 - 60.00	79	13,707,633.65	8.06	644	56.08	6.700	97.58
60.01 - 70.00	141	28,732,481.91	16.90	660	66.68	6.502	97.61
70.01 - 80.00	224	47,662,659.25	28.03	660	77.17	6.731	91.17
80.01 - 90.00	212	48,543,206.32	28.55	668	86.90	6.901	95.25
90.01 - 100.00	99	19,342,833.35	11.38	669	96.34	7.640	100.00
Total:	838	$170,016,955.73	100.00%	662	75.99%	6.835%	95.07%

Minimum Original Loan-to-Value Ratio: 14.89
Maximum Original Loan-to-Value Ratio: 100.00
Weighted Average Original Loan-to-Value Ratio: 75.99

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11. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Alabama	3	$344,069.44	0.20%	641	90.76%	8.790%	100.00%
Arizona	24	3,965,594.26	2.33	657	78.66	6.582	92.29
Arkansas	4	410,713.71	0.24	678	76.26	6.875	100.00
California	237	67,003,312.13	39.41	687	71.01	6.399	94.67
Colorado	13	1,951,558.83	1.15	672	84.57	7.157	88.75
Connecticut	18	3,303,750.88	1.94	657	76.10	6.845	87.22
Florida	129	20,941,317.28	12.32	635	76.09	7.085	96.50
Georgia	18	2,084,843.78	1.23	623	81.33	7.735	89.99
Hawaii	2	370,777.08	0.22	706	86.92	7.709	46.12
Idaho	2	284,154.63	0.17	658	81.78	6.793	100.00
Illinois	36	5,909,330.72	3.48	643	78.78	7.323	97.76
Indiana	16	2,186,928.19	1.29	641	92.08	7.615	96.60
Iowa	2	178,512.02	0.10	685	70.98	7.643	100.00
Kansas	1	90,250.00	0.05	631	95.00	8.240	100.00
Kentucky	1	131,308.92	0.08	650	90.00	7.840	100.00
Louisiana	1	68,319.64	0.04	576	90.00	8.650	100.00
Maine	1	129,911.88	0.08	631	26.80	7.950	100.00
Maryland	42	8,038,170.00	4.73	645	77.56	6.974	92.55
Massachusetts	5	1,094,298.61	0.64	636	78.41	6.854	100.00
Michigan	13	2,073,197.39	1.22	669	89.04	7.278	95.19
Minnesota	10	1,919,592.77	1.13	651	77.91	6.683	100.00
Mississippi	2	355,525.54	0.21	612	85.29	7.545	100.00
Missouri	8	1,292,581.06	0.76	700	80.56	6.853	100.00
Nevada	10	2,355,588.96	1.39	651	85.34	6.419	100.00
New Hampshire	2	340,527.14	0.20	671	66.92	7.044	100.00
New Jersey	15	3,272,609.09	1.92	646	79.35	6.961	100.00
New Mexico	1	134,886.02	0.08	645	90.00	6.850	100.00
New York	57	14,003,881.21	8.24	668	80.52	7.177	92.67
North Carolina	7	967,637.76	0.57	662	87.97	7.293	100.00
Ohio	27	2,934,270.94	1.73	621	82.86	7.835	94.07
Oklahoma	2	280,379.15	0.16	644	88.00	7.154	100.00
Oregon	6	1,186,674.94	0.70	680	84.10	6.473	100.00
Pennsylvania	23	4,666,925.59	2.74	633	71.42	6.778	100.00
Rhode Island	3	686,500.00	0.40	648	76.80	6.698	100.00
South Carolina	8	947,569.31	0.56	663	92.55	7.903	100.00
Tennessee	7	706,197.08	0.42	594	83.02	8.228	100.00
Texas	19	2,223,449.46	1.31	650	73.90	7.106	94.17
Utah	2	405,000.00	0.24	731	78.90	6.271	100.00
Washington	3	735,284.66	0.43	604	85.78	7.075	100.00
Virginia	50	8,900,135.01	5.23	634	79.84	7.192	94.53
West Virginia	2	277,310.59	0.16	626	80.85	7.951	100.00
Wisconsin	2	236,491.85	0.14	598	84.82	8.642	100.00
Wyoming	1	143,200.00	0.08	700	91.79	7.140	100.00
Washington DC	3	484,418.21	0.28	559	63.45	8.126	100.00
Total:	838	$170,016,955.73	100.00%	662	75.99%	6.835%	95.07%

Total Number Of States Represented:: 44

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12. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
1 Yr Full Doc	327	$64,987,775.33	38.22%	666	77.20%	6.673%	97.68%
2 Yr Full Doc	266	51,447,327.33	30.26	657	76.67	6.829	96.72
Stated Income	200	43,309,683.19	25.47	661	73.58	7.153	91.47
Full Doc - 12 Months Bank Statements	32	7,989,577.57	4.70	685	75.22	6.357	84.67
1 Yr Limited Doc	11	2,057,961.56	1.21	625	75.34	7.205	87.03
Full Doc - 24 Months Bank Statements	2	224,630.75	0.13	591	67.66	7.143	100.00
Total:	838	$170,016,955.73	100.00%	662	75.99%	6.835%	95.07%

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13. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
5.001 - 5.500	1	$80,814.06	0.05%	794	46.82%	5.500%	100.00%
5.501 - 6.000	106	30,289,624.64	17.82	704	69.75	5.953	100.00
6.001 - 6.500	195	47,833,046.57	28.13	685	74.19	6.302	95.38
6.501 - 7.000	190	38,056,695.17	22.38	656	74.69	6.769	94.58
7.001 - 7.500	112	18,506,276.43	10.88	644	81.78	7.277	91.62
7.501 - 8.000	128	20,415,138.15	12.01	622	82.12	7.782	90.64
8.001 - 8.500	45	7,003,856.77	4.12	612	80.40	8.258	95.26
8.501 - 9.000	35	4,679,508.91	2.75	596	83.24	8.757	93.21
9.001 - 9.500	16	1,971,075.92	1.16	605	85.91	9.269	100.00
9.501 - 10.000	10	1,180,919.11	0.69	546	84.58	9.827	100.00
Total:	838	$170,016,955.73	100.00%	662	75.99%	6.835%	95.07%

Minimum Rate: 5.500%
Maximum Rate: 10.000%
WA Rate: 6.835%

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14. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0	172	$27,991,674.42	16.46%	643	80.12%	7.299%	93.04%
6	1	339,720.75	0.20	690	77.10	6.990	100.00
12	54	12,862,547.68	7.57	668	80.06	7.100	99.24
24	14	3,597,217.89	2.12	665	74.52	6.584	97.07
36	597	125,225,794.99	73.65	666	74.69	6.711	95.03
Total:	838	$170,016,955.73	100.00%	662	75.99%	6.835%	95.07%

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15. Loan Type

Loan Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
FR10	4	$595,265.94	0.35%	643	56.93%	6.709%	100.00%
FR15	36	4,692,529.66	2.76	639	68.02	7.259	86.12
FR20	29	3,781,847.31	2.22	660	71.32	6.869	96.08
FR25	4	1,080,768.43	0.64	685	80.88	6.667	81.52
FR30	718	146,595,408.19	86.22	660	76.51	6.851	95.02
FR30 /IO 60	47	13,271,136.20	7.81	700	74.86	6.519	99.44
Total:	838	$170,016,955.73	100.00%	662	75.99%	6.835%	95.07%

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16. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
AA	646	$137,982,187.94	81.16%	670	75.72%	6.674%	94.61%
AA100	32	6,480,681.55	3.81	680	99.62	7.924	100.00
AA95	1	114,000.00	0.07	616	93.44	8.690	100.00
A+	122	19,639,539.19	11.55	625	72.40	7.239	96.07
B	26	4,141,881.45	2.44	584	71.03	7.902	95.93
C	10	1,608,665.60	0.95	584	60.19	8.355	100.00
C-	1	50,000.00	0.03	547	52.63	9.490	100.00
Total:	838	$170,016,955.73	100.00%	662	75.99%	6.835%	95.07%

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17. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
1	838	$170,016,955.73	100.00%	662	75.99%	6.835%	95.07%
Total:	838	$170,016,955.73	100.00%	662	75.99%	6.835%	95.07%

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